UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 5, 2026

Planet Labs PBC
 (Exact name of Registrant as Specified in Its Charter)

Delaware	001-40166	85-4299396
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

645 Harrison Street, Floor 4
San Francisco, California	94107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 829-3313

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 5, 2026, Planet Labs PBC, a Delaware public benefit corporation (the “Company”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Goldman Sachs & Co. LLC (“Goldman”), Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc. (“Citigroup”), Deutsche Bank Securities Inc., BofA Securities, Inc., Cantor Fitzgerald & Co., Citizens JMP Securities, LLC, Craig-Hallum Capital Group LLC, Needham & Company, LLC, Northland Securities, Inc., Wedbush Securities Inc., Clear Street LLC and JonesTrading Institutional Services, LLC (each, a “Sales Agent”, and collectively, the “Sales Agents”), and Goldman Sachs Bank USA and  Citibank, N.A. (each in its capacity as purchaser under any forward contract, a “Forward Purchaser” and collectively, the “Forward Purchasers”) and Goldman and Citigroup (each, as agent for its affiliated Forward Purchaser in connection with the offering and sale of any forward hedge shares thereunder, a “Forward Seller” and collectively, the “Forward Sellers”) relating to the offering and sale  of up to $1,500,000,000 of shares (the “Shares”) of the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”), from time to time, through an “at the market offering” program. Under the Equity Distribution Agreement, the Company may offer and sell, from time to time, shares of Common Stock having an aggregate offering price of up to $1,500,000,000 through or to the Sales Agents, acting as the Company’s agents or principal, or pursuant to forward sale agreements with the Forward Purchasers, with the Forward Sellers acting as sales agents for the relevant Forward Purchasers, as described further below.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares through the Sales Agents acting as sales agents or directly to the Sales Agents acting as principals, the Company also may enter into forward sale agreements (each a “Range Forward Sale Agreement”) under separate forward sale confirmations between the Company and the Forward Purchasers.  Pursuant to the transaction contemplated in a Range Forward Sale Agreement (each a “Range Forward Transaction”), the Company will agree to sell to the relevant Forward Purchaser up to the number of shares of Common Stock specified in such Range Forward Sale Agreement (subject to adjustment as set forth in the applicable Range Forward Sale Agreement) and the relevant Forward Purchaser will use commercially reasonable efforts in good faith to borrow from third-party stock lenders such maximum number of shares and sell such borrowed shares (the “Hedging Shares”) through the relevant Forward Seller over a period of time to be agreed between the Company and such Forward Purchaser and Forward Seller (an “Initial Hedging Period”), all subject to the terms of the Equity Distribution Agreement and such Range Forward Sale Agreement.

The Company has been advised by each Forward Purchaser that it expects that, on the same days during the applicable Initial Hedging Period when the relevant Forward Seller is selling a number of Hedging Shares necessary to introduce into the market the maximum number of shares underlying the relevant Range Forward Transaction, such Forward Purchaser or its affiliates or agents will be contemporaneously purchasing a substantial portion of such number of shares in the open market for its own account in a manner designed to avoid the matching or crossing of those sales and purchases, as each Forward Purchaser expects its initial hedge in respect of the relevant Range Forward Transaction to be less than the maximum number of shares underlying such Range Forward Transaction.

The Company expects that each Range Forward Transaction will consist of a number of components equal to the number of trading days during the applicable Initial Hedging Period, each of which such components will correspond to a single trading day during such Initial Hedging Period.  The floor price and the cap price for each component of a Range Forward Transaction will be determined upon completion of the applicable Initial Hedging Period by multiplying the volume weighted average price at which the relevant Forward Seller will have sold the Hedging Shares for such component on the relevant trading day during such Initial Hedging Period (the “Hedge Reference Price”) by the floor percentage and the cap percentage specified in the relevant Range Forward Sale Agreement, respectively. The forward price that the Company will receive with respect to any component under any Range Forward Transaction (the “Forward Price”) for each share of Common Stock deliverable thereunder will be equal to an amount determined based on the volume-weighted average price, as measured under the relevant Range Forward Sale Agreement, of the Common Stock (the “Settlement Price”) on the applicable valuation date for such component, provided that the Forward Price will not be less than the floor price for such component and will not be more than the cap price for such component, subject to adjustment under the terms of such Range Forward Sale Agreement.

The Company will not be required to initially receive any proceeds from the sale of borrowed shares of Common Stock by a Forward Seller. At the Company’s option and subject to certain conditions specified in the applicable Range Forward Sale Agreement, the Company may designate a date as the prepayment date (each such date, a “Prepayment Date”) for any component of a Range Forward Transaction. On each Prepayment Date, the relevant Forward Purchaser will prepay to the Company an amount equal to (A) the present value (reflecting a funding spread) of the product of (x) the number of shares of Common Stock underlying the relevant component and (y) the floor price for such component minus (B) the product of (x) the number of shares of Common Stock underlying such component, (y) a forward hedge selling commission rate not to exceed 2% and (z) the Hedge Reference Price for such component, and the Company will issue and pledge to the relevant Forward Purchaser the maximum number of shares of Common Stock underlying such component. On the final settlement date for any component of a Range Forward Transaction, the Company will deliver to the relevant Forward Purchaser the number of shares of Common Stock underlying such component (together with cash in lieu of any fractional share) and such Forward Purchaser will pay to the Company an amount of cash equal to (I) if a Prepayment Date with respect to such component previously occurred, the product of (x) the number of shares underlying such component and (y) the excess, if any, of the Forward Price for such component over the floor price for such component and (II) if a Prepayment Date with respect to such component has not occurred, (A) the product of (x) the number of shares of Common Stock underlying such component and (y) the Forward Price for such component minus (B) the product of (x) the number of shares of Common Stock underlying such component, (y) a forward hedge selling commission rate not to exceed 2% and (z) the Hedge Reference Price for such component (the “Settlement Amount”). However, the Company will, subject to certain conditions specified in the applicable Range Forward Sale Agreement, have the right to elect to receive a portion of the Settlement Amount for such component corresponding to the excess of the Forward Price for such component over the floor price for such component in the form of Common Stock, instead of cash, with the number of shares to be calculated based on the Settlement Price for such component, in which case the Company’s obligation to deliver shares of Common Stock to the relevant Forward Purchaser at such maturity would be reduced by such amount. In connection with each Range Forward Transaction, the relevant Forward Seller may receive, through a reduction in any prepayment amount or Settlement Amount for such Range Forward Transaction as described above, a commission of up to 2% of the volume weighted average of the sales prices of all borrowed shares of Common Stock sold during the applicable Initial Hedging Period by it as a Forward Seller.

In the event that, after using commercially reasonable efforts in good faith, the relevant Forward Purchaser is unable to borrow and deliver any shares of Common Stock for sale by the relevant Forward Seller under the Equity Distribution Agreement or it would incur a stock loan cost that is equal to or greater than a specified amount, the number of shares underlying the relevant Range Forward Transaction will be reduced accordingly (and possibly to zero shares) immediately upon completion of the applicable Initial Hedging Period.

The relevant Forward Seller is not required to sell any specific number or dollar amount of shares of Common Stock, but, subject to the terms and conditions of the applicable Range Forward Transaction and the Equity Distribution Agreement, the relevant Forward Purchaser will use commercially reasonable efforts to borrow from third-party stock lenders, and the relevant Forward Seller will use commercially reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations, to sell during the applicable Initial Hedging Period, the maximum number of shares of Common Stock designated by us. In respect of any sales during the applicable Initial Hedging Period by the relevant Forward Seller on behalf of the relevant Forward Purchaser, the Company may specify that no shares of Common Stock may be sold, if the sales cannot be effected at or above the price designated by the Company, and the Company may specify other trading parameters for such sales (including volume limitations). Accordingly, any sales by the relevant Forward Seller may be suspended at any time, and there can be no assurance that the relevant Forward Seller will be able to sell any shares pursuant to the Equity Distribution Agreement. Only one Sales Agent or Forward Seller will be permitted to conduct sales of shares of Common Stock at any given time pursuant to the Equity Distribution Agreement, and no sales of shares of Common Stock by any Sales Agent acting on the Company’s behalf will occur simultaneously with any sales of the Hedging Shares by a Forward Seller on behalf of a Forward Purchaser or contemporaneous purchases of shares by such Forward Purchaser in connection with the establishment of its initial delta hedge with respect to any Range Forward Transaction.

Under the Equity Distribution Agreement, the Company will set the parameters for the sale of Shares through or to the Sales Agents, including the number or dollar value of such Shares to be issued, the time period during which sales are requested to be made, limitations on the number of such Shares that may be sold in any one trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the Equity Agreement, the Sales Agents may sell such Shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933. The Sales Agents will use their commercially reasonable efforts in conducting such sales activities consistent with their normal trading and sales practices, on mutually agreed terms between the Sales Agents and the Company. The Company will pay each of the Sales Agents a commission not to exceed 2% of the sales price per share of shares sold through it as agent under the Equity Distribution Agreement. The net proceeds that the Company will receive from such sales will be the gross proceeds from such sales less the commissions and any other costs that the Company may incur in issuing the shares.

The offer and sale of the Shares will be made pursuant to a shelf registration statement on Form S-3, which the Company filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 5, 2026 and automatically became effective upon filing, and a related prospectus supplement, which the Company also filed with the SEC on June 5, 2026.

The Company is not obligated to sell any Shares pursuant to the Equity Distribution Agreement and the Equity Distribution Agreement may be terminated for any reason, at any time, by either the Company or the Sales Agents, the Forward Purchasers or the Forward Sellers with respect to such Sales Agent, Forward Purchaser or Forward Seller, upon written notice to the other party. The Equity Distribution Agreement contains customary representations and warranties and conditions to the placements of the Shares pursuant thereto.

The foregoing summary of the Equity Distribution Agreement and the Range Forward Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, including the form of confirmation relating to a Range Forward Transaction attached thereto, a copy of which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to any Shares under the Equity Distribution Agreement, nor shall there be any sale of such Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1
Equity Distribution Agreement, dated as of June 5, 2026, by and among Planet Labs PBC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., BofA Securities, Inc., Cantor Fitzgerald & Co., Citizens JMP Securities, LLC, Craig-Hallum Capital Group LLC, Needham & Company, LLC, Northland Securities, Inc., Wedbush Securities Inc., Clear Street LLC, JonesTrading Institutional Services, LLC, Goldman Sachs Bank USA and Citibank, N.A.

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Planet Labs PBC

Date: June 5, 2026	By:	/s/ Ashley Johnson
	Name:	Ashley Johnson
	Title:	President and Chief Financial Officer